UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): March 5, 2015

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2015, the Board of Directors of Centrus Energy Corp. (the “Company”) appointed Daniel B. Poneman, 58, as President and Chief Executive Officer and as a director of the Company, effective on or before April 1, 2015. In the interim, Mr. Poneman will serve as Chief Strategic Officer of the Company commencing on March 6, 2015 and continuing through March 31, 2015. Effective on the date that Mr. Poneman becomes President and Chief Executive Officer, John R. Castellano will resign as Interim President and Chief Executive Officer of the Company.

There are no arrangements or understandings between Mr. Poneman and any other persons pursuant to which he was selected as a director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

From May 2009 through October 2014, Mr. Poneman was Deputy Secretary of Energy, in which capacity he also served as Chief Operating Officer of the Department of Energy. Mr. Poneman was a principal of The Scowcroft Group from 2001 to 2009. He previously served in the U.S. government as Special Assistant to the President and Senior Director for Nonproliferation and Export Controls at the National Security Council.

Employment Agreement

The Company entered into an employment agreement, effective as of March 6, 2015, (the “Employment Agreement”) with Mr. Poneman. The Employment Agreement has an initial term ending on March 31, 2017 and renews annually thereafter. The Employment Agreement provides Mr. Poneman with an initial base salary of $750,000 per year which will be reviewed annually by the Company’s Compensation, Nominating and Governance Committee (the “Compensation Committee”) for possible increase.

Bonus.  Mr. Poneman is eligible for an annual bonus under the Company’s 2015 Performance Incentive Plan (or its successor) with a target amount of 100% of base salary and a maximum amount of 125% of base salary (or such higher amount as the Compensation Committee may determine in the future). The actual amount of the annual bonus will be determined by the Compensation Committee in its sole discretion and based upon its assessment of whether the applicable performance goals and targets have been achieved during the fiscal year. For fiscal year 2015, Mr. Poneman will receive a guaranteed fixed annual bonus of $625,000.

Long-Term Incentive. Mr. Poneman will be a participant in the current two-year long-term cash incentive award program under the Company’s 2014 Post-Restructuring Incentive Plan for an amount up to $350,000 to be paid on or about June 30, 2016. The actual amount of the payment, if any, will be based on the Company’s achievement of Company performance milestones as set forth in the 2014 Post-Restructuring Incentive Plan and is not guaranteed. The 2014 Post-Restructuring Incentive Plan is included as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 30, 2014 and is incorporated herein by reference.

Stock Option Grant. In connection with his commencement of employment, Mr. Poneman will also receive a grant consisting of an option to purchase 300,000 shares of the Company’s Class A common stock (the “Options”) with an exercise price of $4.37, which is equal to the closing price of the Company’s Class A common stock on March 6, 2015, the date of grant. The Options have a 10-year term. Except in limited circumstances (such as death, disability or a change in control), the Options vest ratably on an annual basis over four years provided Mr. Poneman continues to be employed by the Company on the applicable vesting dates.

Severance Plan.  Mr. Poneman is eligible to participate in the Company’s Amended and Restated Executive Severance Plan (the “Severance Plan”), which is included as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on September 30, 2014 and is incorporated herein by reference. Notwithstanding Section 3.2(a)(i) or Section 3.3(d) of the Severance Plan, if Mr. Poneman is eligible for payments and benefits in accordance with the Severance Plan, the 1.0 times multiplier of Final Eligible Compensation (as defined in the Severance Plan), is 2.0 times, and, with respect to the Severance Period (as defined in the Severance Plan), the “one year period” following

Executive’s Separation from Service (as defined in the Severance Plan) is the “two year period.” Even if the Severance Plan is subsequently terminated, terms at least as favorable will continue to apply to Mr. Poneman for the duration of the Employment Agreement.

Change in Control. Effective as of March 6, 2015, Mr. Poneman and the Company entered into the Company’s customary change of control agreement (the “CIC Agreement”), the terms of which are substantively identical to the change of control agreements in place between the Company and its other executive officers, including the severance multiple, which is 2.0 times, and a two-year non-compete provision. The change in control benefits are in lieu of any severance benefits he would otherwise be eligible to receive under the Severance Plan. The form of change in control agreement with executive officers is included as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 16, 2013 and is incorporated herein by reference.
Other Benefits and Terms. Mr. Poneman will be eligible to participate in the health insurance and benefit programs generally available to senior executives of the Company. The Company will reimburse Mr. Poneman for reasonable legal fees incurred in connection with entering into the Employment Agreement, up to a maximum of $25,000.
The Company has also entered into its standard director and officer agreement with Mr. Poneman providing contractual indemnification for any losses and the advancement of any expenses to the fullest extent permitted by law, and, to the extent insurance is obtained or maintained, for the coverage under the Company's directors' and officers' liability insurance policies.
A copy of the press release announcing Mr. Poneman’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, "anticipates", "intends", "plans", "believes", "will", "should", "could" or "may" and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For the Company, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include risks related to the ongoing transition of our business, and other risks and uncertainties discussed in our filings with the SEC, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q, which are available on our website www.centrusenergy.com. We do not undertake to update our forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	Press release dated March 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date: March 11, 2015	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer